Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Total revenue	$ 511	$ 120
Cost of sales	344
Gross profit	167	120
Operating expenses:
Research and development	3,047	4,879
Management contingent share plan	10,091
Selling, general and administrative	27,196	10,272
Total operating expenses	40,334	15,151
Loss from operations	(40,167)	(15,031)
Non-cash change in fair value of convertible debentures	(28,180)	(21,703)
Change in fair value of warrant liability	2,076
Forward purchase agreement expense	(27,337)
Interest expense	(1,440)	(1,118)
Investment impairment		(400)
Other expense	(207)	(236)
Total non-operating expense	(55,088)	(23,457)
Loss before income taxes	(95,255)	(38,488)
Provision for income taxes
Net loss	$ (95,255)	$ (38,488)
Class A Common Stock
Operating expenses:
Net loss per Class A common stock, basic and diluted (in Dollars per share)	$ (8.4)	$ (6.61)